Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 dated as of June 21, 2018 (this “Amendment”), to the Credit Agreement dated as of June 30, 2015 (as amended, amended and restated, supplemented, extended, refinanced or otherwise modified prior to the date hereof, the “Credit Agreement”) among Energizer Holdings, Inc., a Missouri corporation (the “Borrower”), the Lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, (i) Energizer Gamma Acquisition, Inc. (“Gamma, Inc.”), a wholly owned Unrestricted Subsidiary of the Borrower, intends to issue new dollar-denominated Senior Notes due 2026 (the “Senior USD Notes”) the proceeds of which will be deposited into an escrow account (the “Dollar Escrow Account”) pursuant to an escrow agreement (the “Dollar Escrow Agreement”) among Gamma, Inc., The Bank of New York Mellon Trust Company, N.A. and Barclays Bank PLC and (ii) Energizer Gamma Acquisition B.V. (“Gamma B.V.”), a wholly owned Unrestricted Subsidiary of the Borrower, intends to issue new Euro-denominated Senior Notes due 2026 (the “Senior Euro Notes” and, together with the Dollar Notes, the “Senior Notes”), the proceeds of which will be deposited into an escrow account (the “Euro Escrow Account” and together with the Dollar Escrow Account, the “Escrow Accounts”) pursuant to an escrow agreement (the “Euro Escrow Agreement” and, together with the Dollar Escrow Agreement, the “Escrow Agreements”) among Gamma B.V., The Bank of New York Mellon Trust Company, N.A. and Barclays Bank PLC;

WHEREAS, the net proceeds of the offering of the Notes will remain in the applicable Escrow Account until (i) the Escrow Conditions (as defined in the Escrow Agreements) are satisfied or (ii) the date that Gamma, Inc. or Gamma B.V., as applicable, is required to redeem the notes pursuant to the indentures under which the Senior Notes are issued (a “Special Redemption”);

WHEREAS, the Borrower intends to enter into the Escrow Commitment Letters (as defined below) to pay to Energizer Gamma Acquisition, Inc. and/or Energizer Gamma Acquisition B.V., respectively, (i) such additional amounts that when taken together with the amount of funds held in the applicable Escrow Account, will be sufficient to pay the special redemption price of the Senior USD Notes and the Senior Euro Notes solely in the event a Special Redemption occurs, (ii) such additional amounts that will be sufficient to pay accrued and unpaid interest on any interest payment date with respect to the Senior Notes occurring prior to the date of the Special Redemption and (iii) such additional amounts that will be sufficient to pay upfront fees, discounts, commissions or original issue discount with respect to the Senior Notes, in each case, pursuant to and in accordance with the terms of the Escrow Commitment Letters;

WHEREAS, the Borrower, the Administrative Agent and the undersigned Lenders (together constituting the Required Lenders with respect to each of the Revolving Facility and the Term Facility) have agreed to amend certain provisions of the Credit Agreement as provided for herein; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. The rules of construction and other interpretive provisions specified in Section 1.02 of the Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.

SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, from and after the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Escrow Commitment Letters” means (a) an unsecured commitment letter between the Borrower and Energizer Gamma Acquisition, Inc. with respect to the Senior USD Notes and (b) an unsecured commitment letter between the Borrower and Energizer Gamma Acquisition B.V. with respect to the Senior Euro Notes, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Escrow Issuer” means (x) in the case of the Senior Euro Notes, Energizer Gamma Acquisition B.V. and (y) in the case of the Senior USD Notes, Energizer Gamma Acquisition, Inc.

“Senior Euro Notes Indenture” means an indenture among Energizer Gamma Acquisition B.V., as escrow issuer, the guarantors from time to time party thereto and the “Trustee” referred to therein, under which Energizer Gamma Acquisition B.V. will issue senior unsecured Euro-denominated notes ( the “Senior Euro Notes”).

“Senior Euro Notes” is defined in the definition of “Senior Euro Notes Indenture”.

“Senior USD Notes” is defined in the definition of “Senior USD Note Indenture”.

“Senior USD Note Indenture” means an indenture among Energizer Gamma Acquisition, Inc., as escrow issuer, the guarantors from time to time party thereto and the “Trustee” referred to therein, under which Energizer Gamma Acquisition, Inc. will issue senior unsecured U.S. dollar-denominated notes (the “Senior USD Notes”).

“Specified Commitments” means the unsecured commitments by the Borrower to pay to the Escrow Issuer with respect to any series of Senior Notes (i) such amounts that, when taken together with the amount of funds held in the applicable Escrow Account, will be sufficient to permit such Escrow Issuer to pay the special redemption price of the Senior USD Notes and the Senior Euro Notes, as applicable, (ii) such additional amounts that will be sufficient to pay accrued and unpaid interest on any interest payment date with respect to such series of Senior Notes occurring prior to the date of the Special Redemption and (iii) such additional amounts that will be sufficient to pay upfront fees, discounts, commissions or original issue discount with respect to such series of Senior Notes, in each case, pursuant to and in accordance with the terms of the applicable Escrow Commitment Letter.

(b) Section 7.01(a) of the Credit Agreement is hereby amended by replacing each reference therein to “Restricted Subsidiaries” with a reference to “consolidated Subsidiaries”.

(c) Section 7.03(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xxii) thereof, (ii) replacing the “.” at the end of clause (xxiii) thereof with “; and” and (iii) adding the following new clause (xxiv):

“(xxiv) Indebtedness in the form of the Specified Commitments.”

(d) Section 7.03(d) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xvi) thereof, (ii) replacing the “.” at the end of clause (xvii) thereof with “; and” (iii) adding the following new clause (xviii):

“(xviii) Investments in Energizer Gamma Acquisition, Inc. and Energizer Gamma Acquisition B.V. pursuant to the Escrow Commitment Letters.”

(e) Section 7.03(i) of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to clause (ix) thereof, (ii) replacing the “.” at the end of clause (ix) thereof with “; and” and (iii) adding the following new clause (x):

“(x) the Borrower may enter into the Escrow Commitment Letters and make any payments contemplated thereby.”

SECTION 3. Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (as defined in the Collateral Agreement) on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Collateral Agreement with respect to all of the Secured Obligations. On and as of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby.

SECTION 4. Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants as of the date hereof:

(a) this Amendment has been duly authorized, executed and delivered by it. This Amendment and the Credit Agreement (in each case, as of the Amendment Effective Date) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, including concepts of reasonableness, materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies (whether enforcement is sought by proceedings in equity or at law));

(b) no Default or Unmatured Default has occurred and is continuing or shall result from the effectiveness of this Amendment or the consummation of the transactions contemplated hereby; and

(c) all of the representations in the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.

SECTION 5. Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Administrative Agent shall have received executed copies of this Amendment from the Administrative Agent, the Borrower, the Subsidiary Guarantors and the Required Lenders;

(b) the Administrative Agent shall have received payment and/or reimbursement of all of the fees and expenses (including, to the extent invoiced, reasonable attorneys’ fees and expenses of counsel) due or payable to the Administrative Agent or its affiliates pursuant to Section 10.07 of the Credit Agreement; and

(c) the representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all respects on and as of the Amendment Effective Date.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 6. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 8. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 9. Miscellaneous. For the avoidance of doubt, this Amendment constitutes a Loan Document. Section 10.07 of the Credit Agreement is hereby incorporated by reference and shall apply mutatis mutandis as if each Lender party hereto were the Administrative Agent and this Amendment were the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

ENERGIZER HOLDINGS, INC.

By:	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

ENERGIZER INVESTMENT COMPANY

By	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

ENERGIZER BRANDS, LLC

By	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

ENERGIZER, LLC

By	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

ENERGIZER MANUFACTURING, INC.

By	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

[Signature Page to Amendment]

ENERGIZER INTERNATIONAL, INC.

By	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

ENERGIZER BRANDS II HOLDING, LLC

By	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

CALIFORNIA SCENTS, LLC

By	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

ASSOCIATED PRODUCTS, LLC

By	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

AMERICAN COVERS, LLC.

By	/s/ Timothy W. Gorman
Name: Timothy W. Gorman
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Erik Barragan
Name: Erik Barragan
Title: Vice President

ACIS CLO 2013-1 LTD., as Lender
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

ACIS CLO 2014-3 LTD., as Lender
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

ACIS CLO 2014-4 LTD., as Lender
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment]

ACIS CLO 2014-5 Ltd., as Lender
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

ACIS CLO 2015-6 LTD., as Lender
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

Adams Mill CLO Ltd., as Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

AMMC CLO 15, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

[Signature Page to Amendment]

AMMC CLO 16, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

AMMC CLO XIV, LIMITED, as Lender

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

Apex Credit CLO 2017-II Ltd., as Lender
By: Apex Credit Partners LLC

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

By:
Name:
Title:

Associated Electric & Gas Insurance Services Limited, as Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

AZB FUNDING 3, as Lender

By:	/s/ Robert Gates
Name: Robert Gates
Title: Authorized Signatory

[Signature Page to Amendment]

B&M CLO 2014-1 Ltd., as Lender

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

BANCO DE SABADELL, S.A., MIAMI BRANCH, as Lender

By:	/s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

BANK OF AMERICA, N.A., as Lender

By:	/s/ Aron Frey
Name: Aron Frey
Title: Vice President

BOKF NA dba Bank of Oklahoma, as Lender

By:	/s/ Paul E. Johnson
Name: Paul E. Johnson
Title: Vice President

BEAN CREEK CLO, LTD, as Lender

By:	/s/ Eduardo Piedra
Name: Eduardo Piedra
Title: Manager

CLEAR CREEK CLO, LTD, as Lender

By:	/s/ Eduardo Piedra
Name: Eduardo Piedra
Title: Manager

MILL CREEK CLO II, LTD, as Lender

By:	/s/ Eduardo Piedra
Name: Eduardo Piedra
Title: Manager

SILVER CREEK CLO, LTD, as Lender

By:	/s/ Eduardo Piedra
Name: Eduardo Piedra
Title: Manager

[Signature Page to Amendment]

BANKERS LIFE AND CASUALTY COMPANY, as Lender

By:	/s/ Jesse Horsfall
Name: Jesse Horsfall
Title: SVP, Portfolio Mgmt and Sol

Black Diamond CLO 2014-1 Ltd., as Lender
By: Black Diamond CLO 2014-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

By:
Name:
Title:

Boyd Watterson Limited Duration Enhanced Income Fund, as Lender

By:	/s/ Elizabeth DeBarr
Name: Elizabeth DeBarr
Title: Analyst

By:
Name:
Title:

Bronco Trading, LLC, as Lender

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

By:
Name:
Title:

CAPSTAR BANK, as Lender

By:	/s/ Brad Greer
Name: Brad Greer
Title: Executive Vice President

[Signature Page to Amendment]

CARE Super, as Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Catamaran CLO 2013-1 Ltd., as Lender
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

Catamaran CLO 2014-1 Ltd., as Lender
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

Catamaran CLO 2014-2 Ltd., as Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

Catamaran CLO 2018-1 Ltd., as Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment]

Christian Super, as Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

CITIBANK, N.A., as Lender

By:	/s/ Blake Gronich
Name: Blake Gronich
Title: Vice President

Credos Floating Rate Fund LP, as Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Crown Point CLO III, Ltd., as Lender
By: Pretium Partner LLC, as its Collateral Manager

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

By:
Name:
Title:

Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

[Signature Page to Amendment]

Eaton Vance CLO 2015-1 Ltd., as Lender
By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Eaton Vance Floating Rate Portfolio, as Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

By:
Name:
Title:

Electronic Data Systems 1994 Pension Scheme, as Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Electronic Data Systems Retirement Plan, as Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

[Signature Page to Amendment]

Employees’ Retirement System of the State of Hawaii, as Lender
As: Tortoise Credit Strategies, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the State of Hawaii (920450)

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

ERSTE GROUP BANK AG, as Lender

By:	/s/ Gregory Aptman
Name: Gregory Aptman
Title: Managing Director

By:	/s/ Bryan Lynch
Name: Bryan Lynch
Title: Senior Vice President

First Bank, as Lender

By:	/s/ Phillip M. Lykens
Name: Phillip M. Lykens
Title: Sr. Vice President

Garrison Funding 2015-1 Ltd., as Lender
By: Garrison Funding 2015-1 Manager LLC as Portfolio Manager

By:	/s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

By:
Name:
Title:

Garrison Funding 2016-1 Ltd., as Lender
By: Garrison Funding 2016-1 Manager LLC as Collateral Manager

By:	/s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

By:
Name:
Title:

[Signature Page to Amendment]

Great American Insurance Company, as Lender

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

Great American Life Insurance Company, as Lender

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

Halcyon Loan Advisors Funding 2013-2 LTD., as Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2014-1 LTD., as Lender
By: Halcyon Loan Advisors Funding 2014-1 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

[Signature Page to Amendment]

Halcyon Loan Advisors Funding 2014-2 Ltd., as Lender
By: Halcyon Loan Advisors Funding 2014-2 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2014-3 LTD, as Lender
By: Halcyon Loan Advisors Funding 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2015-1 LTD, as Lender
By: Halcyon Loan Advisors Funding 2015-1 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Halcyon Loan Advisors Funding 2015-2 LTD., as Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

[Signature Page to Amendment]

Highmark Inc., as Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Hull Street CLO, Ltd., as Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

By:
Name:
Title:

Jackson Mill CLO Ltd., as Lender
By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Jefferson Mill CLO Ltd., as Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

[Signature Page to Amendment]

JFIN CLO 2013 LTD., as Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

By:
Name:
Title:

JFIN CLO 2014 LTD., as Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

By:
Name:
Title:

JFIN CLO 2014-II LTD., as Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

By:
Name:
Title:

JFIN CLO 2015 LTD., as Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

By:
Name:
Title:

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Sean Chudzik, Asc.
Name: Sean Chudzik, Asc.
Title: Authorized Signatory

Kentucky Retirement Systems (Shenkman - Insurance Fund Account), as Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Kentucky Retirement Systems (Shenkman - Pension
Account), as Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Kentucky Teachers’ Retirement System Insurance Trust Fund, as Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

[Signature Page to Amendment]

MARATHON CLO IX LTD., as Lender
By: MARATHON ASSET MANAGEMENT, L.P. as Portfolio Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

By:
Name:
Title:

Marathon CLO V Ltd., as Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

By:
Name:
Title:

Midwest Operating Engineers Pension Trust Fund, as Lender
As: Tortoise Credit Strategies, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Trust Fund, account number 17-06863/MDP10 MDP03

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

Monarch Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager
as Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

Evans Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager
as Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

[Signature Page to Amendment]

Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager
as Lender

By:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

Ocean Trails CLO IV, as Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

By:
Name:
Title:

Ocean Trails CLO V, as Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

By:
Name:
Title:

Ocean Trails CLO VI, as Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

By:
Name:
Title:

[Signature Page to Amendment]

OZLM FUNDING III, LTD., as Lender
By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

OZLM FUNDING IV, LTD., as Lender
By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

OZLM IX, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

OZLM VI, LTD., as Lender
By: Och-Ziff Loan Management LP, its asset manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

[Signature Page to Amendment]

OZLM VII, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

OZLM VIII, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

OZLM XI, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

OZLM XII, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

[Signature Page to Amendment]

OZLM XIV, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

OZLM XXII, Ltd., as Lender
By: OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

By:
Name:
Title:

PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge A
Series Trust of Multi Manager Global Investment Trust, as Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

PIMCO Cayman Bank Loan LIBOR Plus Fund JPY Hedge
Series 2 A Series Trust of Multi Manager Global Investment Trust, as Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

[Signature Page to Amendment]

PIMCO Cayman Loan LIBOR Plus Fund JPY Hedge Series 3: A Series Trust of Multi Manager Global Investment Trust, as Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Pioneer Floating Rate Fund, as Lender
By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

By:
Name:
Title:

Pioneer Investments Diversified Loans Fund, as Lender
By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

By:
Name:
Title:

PT BANK NEGARA INDONESIA (PERSERO) TBK NEW YORK AGENCY, as Lender

By:	/s/ Jerry Phillips
Name: Jerry Phillips
Title: Relationship Manager

By:	/s/ Oswald Tambunan
Name: Oswald Tambunan
Title: General Manager

RAYMOND JAMES BANK, N.A., as Lender

By:	/s/ Jason Williams
Name: Jason Williams
Title: Vice President

[Signature Page to Amendment]

Regatta III Funding Ltd, as Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title:

Regatta IV Funding Ltd, as Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title:

Regatta V Funding Ltd, as Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Michael G. Berrian
Name: Michael G. Berrian
Title: Vice President

STOCK YARDS BANK & TRUST COMPANY as Lender

By:	/s/ Joe Morrison
Name: Joe Morrison
Title: Vice President

[Signature Page to Amendment]

Swiss Capital Alternative Strategies Funds SPC: SC
Alternative Strategy 12 SP, as Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

TD BANK, N.A.

By	/s/ M. Bernadette Collins
Name: M. Bernadette Collins
Title: Senior Vice President

Teachers’ Retirement System of the State of Kentucky, as Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

By:
Name:
Title:

MUFG BANK, LTD. (formerly known as: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent

By:	/s/ Thomas J. Sterr
	Name:	Thomas J. Sterr
	Title:	Authorized Signatory

THL Credit Wind River 2014-1 CLO Ltd., as Lender
By THL Credit Advisors LLC, as
Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[Signature Page to Amendment]

THL Credit Wind River 2014-2 CLO Ltd., as Lender
BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

TRALEE CLO III, LTD., as Lender
By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

By:
Name:
Title:

UNITED BANK as Lender

By:	/s/ Tom Wolcott
Name: Tom Wolcott
Title: SVP Corporate Banking

Venture X CLO, Limited, as Lender
By its Collateral Manager, MJX
Venture Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XII CLO, Limited, as Lender
BY: its investment advisor
MJX Venture Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

By:
Name:
Title:

[Signature Page to Amendment]

VENTURE XIV CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XIX CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XV CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XVI CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

[Signature Page to Amendment]

Venture XVII CLO Limited, as Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Venture XVIII CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

VENTURE XX CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Venture XXI CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

[Signature Page to Amendment]

Venture XXIV CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Venture XXV CLO Limited, as Lender
By its Investment Advisor, MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Venture XXVIII CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

By:
Name:
Title:

Wellfleet CLO 2015-1, Ltd., as Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

By:
Name:
Title:

[Signature Page to Amendment]